UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2025

TransMontaigne Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(be) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

As of the date of this filing, the registrant has no common units outstanding.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Potential Notes Offering

On February 5, 2025, TransMontaigne Partners LLC (“TransMontaigne”) issued a press release announcing its intention to offer, subject to market and other conditions, $450 million aggregate principal amount of senior unsecured notes due 2030 (the “Notes”) in a private placement (the “Offering”). The Offering will be exempt from registration pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be issued pursuant to an indenture entered into among TransMontaigne, as issuer of the Notes, certain wholly owned subsidiaries of TransMontaigne and UMB Bank National Association, as Trustee for the Notes.

To the extent TransMontaigne elects to proceed with the Offering, TransMontaigne currently intends to use the net proceeds from this Offering to discharge certain outstanding indebtedness of TransMontaigne, including the redemption of all of TransMontaigne’s outstanding 6.125% Senior Unsecured Notes due 2026 (the “Existing Notes”), repayment of indebtedness under its revolving credit facility, a distribution to TLP Finance Holdings, LLC, its direct parent (“TLP Finance”), to repay TLP Finance’s term loan due 2025 and to pay related fees and expenses.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Existing Notes Redemption

On February 5, 2025, TransMontaigne further announced that it intends to issue a conditional notice of redemption pursuant to the indenture governing the Existing Notes. Subject to TransMontaigne consummating the Offering, TransMontaigne intends to redeem all of its Existing Notes in full, at par plus accrued interest, on or about February 25, 2025.

This Current Report on Form 8-K does not constitute an offer to purchase, a notice of redemption or a solicitation of an offer to purchase any of the Existing Notes.

Disclosure Related to the Offering

TransMontaigne is making available certain information included in the investor presentation utilized in connection with the Offering, which information is attached hereto as Exhibit 99.2.

Disclaimer and Forward-Looking Statements

Neither this Current Report nor any exhibit furnished hereto constitutes an offer to sell or the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K, including the exhibits furnished hereto, includes forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events. When used in this Presentation, the words “could,” “may,” “should,” “will,” “seek,” “believe,” “expect,” “anticipate,” “intend,” “continue,” “estimate,” “plan,” “target,” “predict,” “project,” “attempt,” “is scheduled,” “likely,” “forecast,” the negatives thereof and other similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, all statements other than statements of historical facts, including, without limitation, those regarding our future financial position and results of operations, our strategy, plans, objectives, goals, targets, and expectations regarding future developments in the markets in which we operate or are seeking to operate. Due to various risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements, and there can be no assurance that such “forward-looking statements” will ultimately transpire or that they will transpire to the extent or on the terms currently contemplated. You should review these materials completely and with the understanding that TransMontaigne’s actual future results may be materially different from what management expects and should not place undue reliance on the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except as required by applicable law, TransMontaigne does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. In particular, there can be no guarantee that the Offering described herein will be completed in accordance with the terms described in this Current Report or at all.

Although the information contained in this Current Report represents our best judgment as of the date hereof based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this Current Report, except as otherwise may be required by law.

The foregoing information, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners LLC Press Release, dated February 5, 2025

99.2	Portions of the Investor Presentation related to the Offering of the Notes

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSMONTAIGNE PARTNERS LLC

Date: February 5, 2025	By:	/s/ Matthew White
Matthew White
Executive Vice President, General Counsel and Secretary